Equity	12 Months Ended
Dec. 31, 2025
Disclosure Of Equity Abstract
Equity

24. Equity

The main objective of the Group’s capital management is to maintain a solid credit rating and adequate financial ratios to support business activity and maximize value for the shareholders.

Capital Management

The Group’s objectives when managing capital are to create value for shareholders as a whole, safeguard business continuity and support the sustainable growth of the Group. As a result, the Group endeavors to maintain a satisfactory economic return for its shareholders and enable economic access to external sources of funds.

Share capital

At December 31, 2025 the Company paid-in share capital amounted to EUR 22,232 thousand divided into 302,842,536 shares without par value, including 49,709,718 ordinary shares and 253,132,818 Class A multiple voting shares. At December 31, 2024 the Company paid-in share capital amounted to EUR 22,232 thousand divided into 302,842,536 shares without any nominal value, including 49,604,649 ordinary shares and 253,237,887 Class A multiple voting shares.

The dual class structure of the Company's shares includes ordinary shares and Class A shares. The Class A shares have the same characteristics and grant the shareholders the same rights as the ordinary shares, except for the voting rights. Holders of ordinary shares are entitled to one vote per share, while holders of Class A shares (held solely by Stevanato Holding S.r.l. or held in treasury by the Company) are entitled to three votes per share. The Class A shares are automatically converted (without the need for a resolution by the special meeting of the shareholders holding Class A shares or by the shareholders’ meeting) into ordinary shares, at a ratio of one ordinary share for each Class A share, in the event of transfer to parties other than Stevanato Family members, or other than companies or other entities controlled, including jointly, directly or indirectly, by one or more members of the Stevanato Family, or by trusts (or, alternatively, by the relevant trustees) set up by members of the Stevanato Family, provided that the relevant beneficiaries are (or may be) one or more members of the Stevanato Family. The Class A shares are convertible into ordinary shares, at a ratio of one ordinary share for each Class A share, in whole or in part and even in several tranches, at the simple request of each holder, to be submitted by means of a communication sent by registered letter, e-mail or any other means capable of providing proof of receipt to the chairman of the board of directors of the Company, with a copy to the chairman of the Audit Committee. Under no circumstances may ordinary shares be converted into Class A shares.

Share Premium Reserve

The share premium reserve comprises the additional paid-in capital generated from the Initial Public Offering and from the underwritten follow-on public offering of ordinary shares, completed on March 26, 2024, net of the listing costs associated with the public subscription offer to the extent that such costs represented incremental expenditures directly attributable to the equity transaction that would have not been incurred otherwise. At December 31, 2025 and 2024 the share premium reserve amounted to EUR 559,565 thousand.

Treasury shares

At December 31, 2024 a total of 29,943,911 of the Company's Class A shares were held in treasury for a total cost of EUR (27,148) thousand. At December 31, 2025, following the conversion of 105,069 Company's Class A shares into ordinary shares awarded to the beneficiaries of certain share-based incentive plans and other benefits, a total of 29,838,842 of the Company's Class A shares were held in treasury for a total cost of EUR (27,079) thousand.

Cash flow hedge reserve

The cash flow hedge reserve reflects the change in fair value of derivatives financial instruments, designated as cash flow hedges. At December 31, 2025 the cash flow hedge reserve amounted to EUR (90) thousand compared to EUR (1,029) thousand at December 31, 2024.

Cost of hedging reserve

The cost of hedging reserve reflects the forward element of forward contracts. At December 31, 2025 the cost of hedging reserve amounted to EUR (39) thousand compared to EUR (90) thousand at December 31, 2024.

Reserve for actuarial gains/losses

The reserve for actuarial gains/losses includes the remeasurement arising from the net defined employees benefits liability and from the agents' termination plans. At December 31, 2025 the reserve for actuarial gains/losses amounted to EUR (67) thousand compared to EUR (53) thousand at December 31, 2024.

Currency translation reserve

The currency translation reserve includes the cumulative foreign currency translation differences arising from the translation of subsidiaries' financial statements whose functional currency is other than Euro. At December 31, 2025 the reserve amounted to EUR (58,465) thousand, compared to EUR (12,578) thousand at December 31, 2024. The year-over-year movement was mainly driven by the depreciation of the U.S. Dollar and the Chinese Renminbi against the Euro, partially offset by the appreciation of the Mexican Peso, affecting the translation of the net assets of those Group entities operating in these currencies.

Retained earnings and other reserves

Retained earnings and other reserves include:

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a legal reserve of EUR 4,446 thousand at December 31, 2025 and EUR 4,340 thousand at December 31, 2024, respectively;
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other reserves of EUR 109,193 thousand at December 31, 2025 (EUR 88,328 thousand at December 31, 2024). The increase was due to: (i) the allocation of the prior year net profit for EUR 18,982 thousand, (ii) the recognition of the fair value of personnel costs related to share-based incentive plans and the effects of the share awards for EUR 1,807 thousand and (iii) other movements amounting to EUR 78 thousand;
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retained earnings of EUR 736,949 thousand at December 31, 2025 (EUR 652,995 thousand at December 31, 2024).

Net profit attributable to equity holders of the parent

Net Profit attributable to equity holders of the parent amount to EUR 139,839 thousand at December 31, 2025 (EUR 117,778 thousand at December 31, 2024).

Non-controlling interests

Non-controlling interests amount to EUR 38 thousand at December 31, 2025 (EUR 46 thousand at December 31, 2024). For further detail refer to Note 35.